UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 29, 2002
Date of Report
(Date of earliest event reported)

_________________________

ESTERLINE TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-06357 (Commission File No.)	13-2595091 (I.R.S. Employer Identification No.)
10800 NE 8th Street, Bellevue, Washington 98004 (Address of principal executive offices, including Zip Code)
425/453-9400 (Registrant's telephone number, including area code)

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Item 2.  Acquisition or Disposition of Assets

      On August 29, 2002, Armtec Countermeasures Co. ("Armtec"), a Delaware corporation and wholly-owned subsidiary of Esterline Technologies Corporation ("Esterline"), a Delaware corporation, acquired substantially all of the assets used in the business of researching, developing, manufacturing, and supplying radar countermeasure chaff products and infrared decoy flare products and technology (the "Business") of BAE Systems Integrated Defense Solutions Inc. ("BAE Systems"), a Delaware corporation, pursuant to an Asset Purchase Agreement, dated as of July 12, 2002, by and among Esterline, Armtec and BAE Systems (the "Asset Purchase Agreement").

      The assets acquired by Armtec included, among other things, the tangible property, inventory, accounts receivable, customer contracts, intellectual property, equipment, certain space and missile assets, and records, information and other assets related to the Business. BAE Systems utilized these assets at its radar countermeasure chaff production business located in Lillington, North Carolina, and at its aircraft-dispensable flares production business located in East Camden, Arkansas. Armtec generally intends to continue to utilize the assets to be acquired in the transaction in substantially the same manner as they were employed prior to the acquisition.

      The total consideration of $67,500,000 paid by Armtec for the assets was determined through an auction process. Armtec paid the total consideration from Esterline's working capital, and the transaction was accounted for using the purchase method of accounting. The total amount of consideration is subject to a post-closing dollar-for-dollar adjustment based on the actual amount of certain assets and liabilities of BAE Systems on the closing date.

      There was no material relationship between either Esterline or Armtec (or any officer, director or affiliate of either Esterline or Armtec, respectively, or any associate of any such officer or director) and BAE Systems.

      On July 24, 2002, Esterline filed the Asset Purchase Agreement as Exhibit 2.1 on Form 8-K dated July 12, 2002, which is incorporated into this report by reference. This summary of the provisions of the Asset Purchase Agreement is not complete and is qualified in its entirety by the provisions of the Asset Purchase Agreement. You should refer to Exhibit 2.1 on Form 8-K dated July 12, 2002, for a copy of the actual Asset Purchase Agreement.

      The news release issued by Esterline is filed as Exhibit 99.1 to this report, which is incorporated into this report by reference.

      This Form 8-K contains forward-looking statements that involve risks and uncertainties. The statements in this report are forward-looking statements that are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should" or "anticipates" or the negative thereof or other variations thereon or comparable

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terminology. Actual results, events, and performance could vary materially from those contemplated by these forward-looking statements. These statements involve known and unknown risks and uncertainties, including the anticipated integration of the Business, which may cause our actual results in future periods to differ materially from results expressed or implied by forward-looking statements.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Business Acquired

      In accordance with Rule 3-05(b)(2)(i) of Regulation S-X (17 C.F.R. 210.3-05(b)(2)(i)), Esterline is not required to file any of the financial statements for the Business of BAE Systems that otherwise would be required to be filed for the periods specified in Rule 3-05(b) of Regulation S-X.

      (b)   Pro Forma Financial Information

      In accordance with Rule 11-01(c) of Regulation S-X (17 C.F.R. 210.11-01(c)), Esterline is not required to file any of the pro forma financial information that otherwise would be required to be filed pursuant to Article 11 of Regulation S-X.

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      (c)   Exhibits

Exhibit Number	Description
2.1

Asset Purchase Agreement by and among BAE Systems Integrated Defense Solutions Inc., Armtec Countermeasures Co. and Esterline Technologies Corporation, dated as of July 12, 2002. (Incorporated by reference to registrant's Current Report on Form 8-K dated July 12, 2002 [Commission File Number 1-6357].)

99.1	News release issued by Esterline on August 29, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTERLINE TECHNOLOGIES CORPORATION (Registrant)

Dated: September 9, 2002	By: /s/ Robert D. George Robert D. George Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX
Exhibit Number	Description
2.1

Asset Purchase Agreement by and among BAE Systems Integrated Defense Solutions Inc., Armtec Countermeasures Co. and Esterline Technologies Corporation, dated as of July 12, 2002. (Incorporated by reference to registrant's Current Report on Form 8-K dated July 12, 2002 [Commission File Number 1-6357].)

99.1	News release issued by Esterline on August 29, 2002.

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